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                    CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I],
                  a trust acting through ____________________,
           not in its individual capacity but solely as Owner-Trustee, as Issuer,

                                       and

                    ________________________________________,
                              as Indenture Trustee

                          -----------------------------

                                 TERMS INDENTURE

                            Dated as of _______, 199_

                          -----------------------------

                                   $----------
                      COLLATERALIZED MORTGAGE OBLIGATIONS,

                                  SERIES 199_-_

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

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

PRELIMINARY STATEMENT......................................................-1-

GRANTING CLAUSES...........................................................-1-

SECTION 1.    Designation..................................................-2-

SECTION 2.    Certain Defined Terms........................................-3-

SECTION 3.    Date of the Bonds...........................................-12-

SECTION 4.    Forms of the Bonds..........................................-12-

SECTION 5.    Denominations of the Bonds..................................-13-

SECTION 6.    Book-Entry Bonds............................................-13-

SECTION 7.    Initial Aggregate Principal Amount; Classes; Terms..........-13-

SECTION 8.    Delivery of Mortgage Collateral.............................-15-

SECTION 9.    Servicing and Administration of the Pledged Mortgage Loans..-17-

SECTION 10.   Releases of Pledged Mortgage Loans and REO Properties.......-17-

SECTION 11.   Certain Designations of the Master Servicer and the
              Special Servicer............................................-18-

SECTION 12.   Restrictions on Transfer of Bonds...........................-18-

SECTION 13.   Bond Account................................................-21-

SECTION 14.   Payments on the Bonds.......................................-23-

SECTION 15.   Reports to Bondholders and Others...........................-28-

[SECTION 16.  Optional Redemption of the Bonds]...........................-29-

SECTION 17.   Additional Negative Covenant and Issuer Events of Default...-30-

SECTION 18.   Incorporation of the Standard Indenture Provisions by
              Reference; [Amendments to the Standard Indenture Provisions];
              Ratification of Standard Indenture Provisions...............-30-

SECTION 19.   Certain Matters Regarding the Indenture Trustee.............-30-

SECTION 21.   Notice to the Indenture Trustee, the Issuer and
              Certain Other Persons.......................................-31-

SECTION 22.   Tax Treatment...............................................-32-

            TERMS INDENTURE dated as of __________, 199_ between CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I] (the "Issuer", which term includes any successor entity hereunder), a business trust created under the laws of __________ pursuant to the Deposit Trust Agreement referred to below and acting through __________, not in its individual capacity but solely as owner-trustee under such Deposit Trust Agreement (the "Owner Trustee", which term includes any successor entity hereunder and thereunder), and __________, a __________, as trustee (the "Indenture Trustee", which term includes any successor entity hereunder).

                              PRELIMINARY STATEMENT

            The Issuer is a Trust organized by the Depositor pursuant to a Deposit Trust Agreement dated as of __________, 199_ (the "Deposit Trust Agreement"), by and between the Owner Trustee and the Depositor. The Issuer will act at all times through the Owner Trustee. The Issuer has duly authorized the execution and delivery of this Terms Indenture to provide for the issuance of $__________ in aggregate Principal Amount of its Collateralized Mortgage Obligations, Series 199_-_ (the "Bonds"). The Bonds are issuable as provided in this Terms Indenture and in those certain Standard Indenture Provisions of the Depositor, dated as of __________, 199_ and relating to the issuance of collateralized mortgage obligations, in Series, by separate Trusts organized by the Depositor (the "Standard Indenture Provisions"), which Standard Indenture Provisions are attached hereto as Exhibit E and are incorporated herein by reference as and to the extent provided in Section 18. The Terms Indenture together with the Standard Indenture Provisions (as and to the extent incorporated herein by reference) constitute one and the same instrument and are herein, collectively and as amended or supplemented from time to time as set forth in the Standard Indenture Provisions, referred to as the "Indenture".

            All covenants and agreements made by the Issuer in this Indenture are for the benefit and security of the Holders of the Bonds. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. All things necessary to cause the Bonds, when the Bonds are executed by the Issuer and authenticated and delivered by the Indenture Trustee as provided herein, to constitute the valid and legally binding obligations of the Issuer enforceable in accordance with their terms, and to cause this Indenture to constitute a valid and legally binding agreement of the Issuer enforceable in accordance with its terms, have been done.

                                GRANTING CLAUSES

            [The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Bonds to secure the obligations of the Issuer hereunder, a senior lien and security interest in all of the Issuer's right, title and interest in and to any and all benefits accruing to the Issuer from (a) the Mortgage Loans listed in the Schedule of Mortgage Collateral annexed to this Terms Indenture as Schedule I (with respect to the Bonds, the "Pledged Mortgage Loans"), and all payments thereon from and after the Cut-off Date, together with the related Mortgage Files and Servicing Files and the Issuer's interest in any Mortgaged Property that secured any such Mortgage Loan but which is acquired by foreclosure or deed in lieu of foreclosure or otherwise after the Closing Date (collectively, with respect to the Bonds, the "Mortgage Collateral"); (b) the rights of the Issuer to enforce remedies against the Master Servicer or the Special Servicer under the Servicing and Administration Agreement, against the General Administrator under the General Administration Agreement (provided that the Issuer retains the right to give instructions and directions to the General Administrator thereunder), against the Depositor under the Deposit Trust Agreement and, as assignee of the Depositor, against the Seller under the Mortgage Loan Purchase Agreement; (c) the Bond Account; (d) the Collection Account; (e) all present and future claims, demands, causes and chooses in action in respect of the foregoing, including the rights of the Issuer under the Pledged Mortgage Loans; and (f) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (the foregoing items (a), (b), (c), (d), (e) and (f) collectively, with respect to the Bonds, the "Trust Estate").]

      The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required.

            AND IT IS HEREBY COVENANTED AND DECLARED that the Bonds are to be authenticated and delivered by the Indenture Trustee, that the Trust Estate is to be held by or on behalf of the Indenture Trustee and that monies in the Trust Estate are to be applied by the Indenture Trustee for the benefit of the Bondholders, subject to the further covenants, conditions and trusts hereinafter set forth, and the Issuer does hereby represent and warrant, and covenant and agree, to and with the Indenture Trustee, for the equal and proportionate benefit and security of each Bondholder, as follows:

            SECTION 1. Designation.

            The Bonds shall be designated generally as, and all references to "Bonds" and "Series" in the Standard Indenture Provisions shall be deemed to be to, the Issuer's Collateralized Mortgage Obligations, Series 199_-_. The Bonds consist of [seven] Classes to be designated [Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F]. The [Class A-1 and Class A-2 Bonds] are Senior Bonds. The [Class B, Class C, Class D, Class E and Class F] Bonds are Subordinate Bonds.

            [No Class of Bonds constitutes Compound Interest Bonds, Interest Only Bonds or Principal Only Bonds and, accordingly, the provisions of the Standard Indenture Provisions that relate solely to Compound Interest Bonds, Interest Only Bonds and Principal Only Bonds, or solely to any such types of bonds, shall be inapplicable with respect to the Bonds.]

            SECTION 2. Certain Defined Terms.

            (a) Section 1.01 of the Standard Indenture Provisions provides that the meaning of certain defined terms used in the Standard Indenture Provisions shall be as defined in Section 1.01 of the Standard Indenture Provisions except to the extent otherwise provided in, or subject to such further specification by, this Terms Indenture. With respect to the Bonds, the following definitions shall govern the defined terms set forth below:

            "Accrual Date":  __________, 199_.

            "Administrative Expenses": The fees and expenses of the Indenture Trustee payable thereto pursuant to Section 6.07[, the Owner Trustee Fee, the General Administration Fee, and the fees of the Rating Agencies in connection with the Bonds, to the extent such fees of the Rating Agencies are due and payable after the Closing Date].

            "Assumed Final Payment Date": With respect to any Class of Bonds, the Payment Date specified as such in Section 7, on which the final payment would occur with respect to such Class based on the Maturity Assumptions.

            ["Available Payment Amount": With respect to any Payment Date, the amount on deposit in the Bond Account as of _________, New York City time, on such Payment Date, exclusive of (i) any portion thereof that represents any Prepayment Premiums actually collected during the related Collection Period and
(ii) any portion thereof that may be withdrawn from the Bond Account pursuant to any of clauses (ii) through (iv) of Section 13(c).]

            "Bond Factor": With respect to any Class of Bonds, as of any date of determination, a fraction, expressed as a decimal carried to six places, the numerator of which is the then aggregate Principal Amount of such Class, and the denominator of which is the initial aggregate Principal Amount of such Class.

            "Class A Bond":  Any Class A-1 Bond or Class A-2 Bond.

            ["Class A Principal Payment Cross-Over Date": The first Payment Date as of which the aggregate Principal Amount of the Class A Bonds outstanding immediately prior thereto equals or exceeds the sum of (a) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Payment Date, plus (b) the lesser of (i) the Principal Payment Amount for such Payment Date and (ii) the portion of the Available Payment Amount for such Payment Date that will remain after the payments of interest payable on the Class A Bonds on such Payment Date.]

            "Class A-1 Bond": Any of the Bonds with a "Class A-1" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-1 attached hereto.

            "Class A-2 Bond": Any of the Bonds with a "Class A-2" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-2 attached hereto.

            "Class B Bond": Any of the Bonds with a "Class B" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-3 attached hereto.

            "Class C Bond": Any of the Bonds with a "Class C" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-4 attached hereto.

            "Class D Bond": Any of the Bonds with a "Class D" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-5 attached hereto.

            "Class E Bond": Any of the Bonds with a "Class E" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-6 attached hereto.

            "Class Exemption": A class exemption granted by the DOL, which provides relief from some or all of the prohibited transaction provisions of
Section 406 ERISA and Section 4975 of the Code and the related excise tax provisions of Section 4975 of the Code.

            "Class F Bond": Any of the Bonds with a "Class F" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-7 attached hereto.

            "Closing Date":  _____________, 199__.

            "Cut-off Date":  _____________, 199__.

            "Deposit Trust Agreement": The Deposit Trust Agreement, dated as of ___________, 199__, between the Depositor and the Owner Trustee, pursuant to which the Issuer was created.

            "DOL": The Department of Labor or any successor in interest.

            "DOL Regulations": The regulations promulgated at 29 C.F.R. ss. 2510.3-101.

            "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company, the long-term deposit or long-term unsecured debt obligations of which (or of such institution's parent holding company) are rated at least "[___]" (or the equivalent) by each Rating Agency (if the deposits are to be held in the account for more than 30 days), or the short-term deposit or short-term unsecured debt obligations of which (or of such institution's parent holding company) are rated at least "[___]" (or the equivalent) by each Rating Agency (if the deposits are to be held in the account for 30 days or less), in any event at any time funds are on deposit therein, or (ii) a segregated trust account maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR ss. 9.10(b), and which, in either case, has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority, or (iii) any other account that is acceptable to the Rating Agencies (as evidenced by written confirmation from each Rating Agency that the use of such account would not, in and of itself, result in an Adverse Rating Event with respect to any Class of Bonds).

            "General Administrator": ______________________ or its successor in interest.

            "General Administration Agreement": The General Administration Agreement, dated as of __________, 199__, between the General Administrator and the Issuer, a copy of which agreement is attached hereto as Exhibit H.

            ["General Administration Fee": An amount equal to
___________________.]

            "Indenture Trustee": As defined in the first paragraph of this Terms Indenture.

            "Individual Bond": A Bond with an original Principal Amount of $________.

            "Interest Accrual Period": With respect to any Payment Date, [the calendar month preceding the month in which such Payment Date occurs].

            "Interest Payment Adjustment": For purposes of determining the Yield Maintenance Amount in respect of any Class of Bonds for any Payment Date, an amount equal to one-twelfth of the product of the applicable Bond Interest Rate multiplied by the portion of the Principal Prepayment Amount for such Payment Date payable on such Class of Bonds. The portion of the Principal Prepayment Amount, if any, for any Payment Date that is paid on any Class of Bonds shall equal the product of (a) the entire Principal Prepayment Amount for such Payment Date, multiplied by (b) a fraction, the numerator of which is the portion, if any, of

Principal Payment Amount for such Payment Date that is paid on such Class of Bonds, and the denominator of which is the entire Principal Payment Amount for such Payment Date.

            "Issuer": As defined in the first paragraph of this Terms Indenture.

            "Master Servicer": As defined in Section 9.

            "Maturity Assumptions": [To come.]

            "Mortgage Collateral": As defined in the Granting Clause.

            "Mortgage File": With respect to any Pledged Mortgage Loan, collectively, the following documents:

            (i) the original executed Mortgage Note, endorsed "Pay to the order of ______________, as trustee for the registered holders of CRIIMI MAE Commercial Mortgage Trust [I], Collateralized Mortgage Obligations, Series 199__-___, without recourse";

            (ii) an original or copy of the Mortgage and of any intervening assignments thereof that precede the assignment referred to in clause (iv) of this definition, in each case (unless such document has not yet been returned from the applicable recording office) with evidence of recording indicated thereon;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment referred to in clause (v) of this definition, in each case (unless such document has not yet been returned from the applicable recording office) with evidence of recording indicated thereon;

            (iv) an original executed assignment of the Mortgage, in favor of _______________, as trustee for the registered holders of CRIIMI MAE Commercial Mortgage Trust [I], Collateralized Mortgage Obligations, Series 199__-___,in recordable form;

            (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in favor of ________________, as trustee for the registered holders of CRIIMI MAE Commercial Mortgage Trust [I], Collateralized Mortgage Obligations, Series 199__-___,in recordable form;

            (vi) originals or copies of any written modification agreements in those instances where the terms or provision of the Mortgage or Mortgage Note have been modified;

            (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Pledged Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

           (viii) filed copies of any prior UCC Financing Statements in favor of the originator of such Pledged Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of _______________, as trustee for the registered holders of CRIIMI MAE Commercial Mortgage Trust [I], Collateralized Mortgage Obligations, Series 199__-___;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Indenture Trustee or by a Custodian on its behalf, such term shall not be deemed to include such documents required to be included therein unless they are actually so received, and with respect to any receipt or certification by the Indenture Trustee or the Custodian for documents described in clause (vi) of this definition, shall be deemed to include only such documents to the extent the Trustee or Custodian has actual knowledge of their existence.

            "Mortgage Loan Purchase Agreement": That certain Mortgage Loan Purchase and Sale Agreement, dated as of ____________, 199__, between the Depositor and the Seller and relating to the transfer of the Pledged Mortgage Loans to the Depositor, a copy of which agreement is attached hereto as Exhibit G.

            "Overcollateralization Amount": As of any date of determination, the amount, if any, by which the aggregate Stated Principal Balance of the Mortgage Pool exceeds the then aggregate Principal Amount of all the Bonds.

            "Owner Trustee": As defined in the first paragraph of this Terms Indenture.

            "Owner Trustee Fee": An annual fee of $__________.

            "Permitted Investments": Any one or more of the following obligations or securities:

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, have a predetermined, fixed amount of principal due at maturity (that cannot vary or change), do not have an "r" highlight attached to any rating, and each obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

            (ii) certain obligations of agencies or instrumentalities of the United States that are not backed by the full faith and credit of the United States, provided such obligations have a predetermined, fixed amount of principal due at maturity (that cannot vary or change), do not have an "r" highlight attached to any rating, and each obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

            (iii) federal funds, uncertificated certificates of deposit, time deposits, bankers' acceptances and repurchase agreements having maturities of not more than 365 days, of any bank or trust company organized under the laws of the United States or any state thereof, provided that such items are rated in the highest short-term debt rating category of each of the Rating Agencies or, in the case of each Rating Agency, such lower rating as will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Certificates by such Rating Agency (as evidenced in writing by such Rating Agency), do not have an "r" highlight affixed to its rating and its terms have a predetermined fixed amount of principal due at maturity (that cannot vary or change), and each obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof (or of any corporation not so incorporated, provided that the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest short-term debt rating category of each of the Rating Agencies or, in the case of each Rating Agency, such lower rating as will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Certificates by such Rating Agency (as evidenced in writing by such Rating Agency), do not have an "r" highlight affixed to its rating and its terms have a predetermined fixed amount of principal due at maturity (that cannot vary or change), and each obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

            (v) units of money market funds which maintain a constant net asset value and which are rated in the highest applicable rating category of each of the Rating Agencies or, in the case of each Rating Agency, such lower rating as will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Certificates by such Rating Agency (as evidenced in writing by such Rating Agency); or

            (vi) any other obligation or security acceptable to each Rating Agency, which will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Certificates by such Rating Agency (as evidenced in writing by such Rating Agency);

provided that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) that no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity (that cannot vary or change).

            "Pledged Mortgage Loan": Any one of the Mortgage Loans transferred to the Indenture Trustee by the Issuer pursuant to the Granting Clause, as from time to time are held as a part of the Trust Estate and as are more fully described on Schedule I attached hereto.]

            "Principal Payment Amount": With respect to any Payment Date, the aggregate of the following:

            [(a) the aggregate of the principal portions of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments due or deemed due, as the case may be, in respect of the Pledged Mortgage Loans for their respective Due Dates occurring during the related Collection Period;

            (b) the aggregate of all Principal Prepayments received on the Pledged Mortgage Loans during the related Collection Period;

            (c) with respect to any Pledged Mortgage Loan as to which the related Stated Maturity Date occurred during or prior to the related Collection Period, any payment of principal (exclusive of any amounts described in clause (b) above or clause (d) below) made by or on behalf of the related Mortgagor during the related Collection Period, net of any portion of such payment that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or the principal portion of any

      Assumed Scheduled Payment deemed due, in respect of such Pledged Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

            (d) the aggregate of all Liquidation Proceeds and Insurance Proceeds that were received on the Pledged Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal of such Pledged Mortgage Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related Pledged Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

            (e) with respect to any REO Properties acquired in respect of Pledged Mortgage Loans, the aggregate of the principal portions of all Assumed Scheduled Payments deemed due in respect of the related REO Loans for their respective Due Dates occurring during the related Collection Period;

            (f) with respect to any REO Properties acquired in respect of Pledged Mortgage Loans, the aggregate of all Liquidation Proceeds, Insurance Proceeds and REO Revenues that were received during the related Collection Period in respect of such REO Properties and that were identified and applied by the Master Servicer as recoveries of principal of the related REO Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related REO Loan or the predecessor Pledged Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

            (g) if such Payment Date is subsequent to the initial Payment Date, the excess, if any, of (i) the Principal Payment Amount for the immediately preceding Payment Date, over (ii) the aggregate payments of principal made in respect of the Bonds on such immediately preceding Payment Date.]

            "Principal Prepayment Amount": With respect to any Payment Date, that portion of the Principal Payment Amount for such Payment Date that represents voluntary Principal Prepayments and other early collections of principal on or in respect of the Pledged Mortgage Loans received in advance of their Stated Maturity Dates.

            "PTCE":  A Prohibited Transaction Class Exemption.

            "Rating Agency":  Each of _________________________ and _______.

            "Regular Record Date": With respect to any Payment Date, the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

            "Seller": ___________________ or its successor in interest.

            "Servicing and Administration Agreement": As defined in Section 9.

            "Special Servicer": As defined in Section 9.

            "Stated Maturity": With respect to each Class of Bonds, the Payment Date on which the final payment of principal and interest on the Bonds of such Class becomes finally due and payable, as set forth in Section 7.

            "Standard Indenture Provisions": As defined in the Preliminary Statement.

            "Terms Indenture": This terms indenture, as amended or supplemented from time to time in accordance with Article IX of the Standard Indenture Provisions.

            "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Bond.

            "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Bond.

            "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Bond.

            "Trust Estate": As defined in the Granting Clause.

            "Trustee Report": As defined in Section 15(a) hereof.

            "Yield Maintenance Amount": With respect to any Class of Bonds, for any Payment Date on which any portion of the Principal Prepayment Amount, if any, is paid thereon on such Payment Date, an amount equal to the present value of a series of equal monthly payments deemed payable on each future Payment Date up to and including the Assumed Final Payment Date for such Class of Bonds, each such monthly payment to be equal to the related Interest Payment Adjustment and to be discounted from the applicable future Payment Date to the then current Payment Date at a per annum rate equal to the sum of (i) the yield per annum on United States treasury securities having a maturity closest to the Assumed Final Payment Date for such Class of Bonds, plus (ii) ___ basis points; and with respect to any Class of Bonds, for any Payment Date on which no portion of a Principal Prepayment Amount is paid thereon on such Payment Date, the Yield Maintenance Amount shall be zero.

            (b) Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in the Servicing and Administration
Agreement:

                        ["Assignment of Leases"]
                        ["Assumed Scheduled Payment"]
                        ["Balloon Payment"]
                        ["Collection Account"]
                        ["Collection Period"]
                        ["Determination Date"]
                        ["Determination Date Report"]
                        ["Due Date"]
                        ["Insurance Proceeds"]
                        ["Liquidation
                        Proceeds"]
                        ["Mortgage"]
                        ["Mortgage Note"]
                        ["Mortgagor"]
                        ["Operating
                        Statement Analysis"]
                        ["Prepayment Premium"]
                        ["Principal
                        Prepayment"]
                        ["Property Servicing Fee"]
                        ["Scheduled
                        Payment"]
                        ["Servicing File"]
                        ["Special Servicer Report"]
                        ["Stated Maturity Date"]
                        ["Stated Principal Balance"]
                        ["REO Loan"]
                        ["REO Revenues"]

            SECTION 3. Date of the Bonds.

            The Bonds that are authenticated and delivered by the Indenture Trustee to or upon an Issuer Order on the Closing Date shall be dated the Closing Date. All Bonds which are authenticated and delivered after the Closing Date shall be dated the date of their authentication.

            SECTION 4. Forms of the Bonds.

            The Bonds shall be in the respective forms attached hereto as Exhibits A-1 through [A-7], according to the Class designation appearing on the first page of each such exhibit; provided that any of the Bonds may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Bonds are admitted to trading, or to conform to general usage.

            SECTION 5. Denominations of the Bonds.

            The Class A-1, Class A-2, Class B, Class C and Class D Bonds shall be issuable only in denominations corresponding to initial Principal Amounts as of the Closing Date of $_________ and any whole dollar denomination in excess thereof. The Class E and Class F Bonds shall be issuable only in denominations corresponding to initial Principal Amounts as of the Closing Date of $__________ and any whole dollar denomination in excess thereof.

            [Notwithstanding the preceding paragraph, if Definitive Bonds are issued with respect to any Class of Book-Entry Bonds, such Definitive Bonds shall be issuable only in denominations corresponding to initial Principal Amounts as of the Closing Date of $__________ and any whole dollar denomination in excess thereof.]

            SECTION 6. Book-Entry Bonds.

            The Class A-1, Class A-2, Class B, Class C and Class D Bonds will be Book-Entry Bonds. The Bonds of each such Class shall initially be issued as one or more Bonds registered in the name of the Depository or its nominee and, except as provided in Section 2.12(c) of the Standard Indenture Provisions, transfer of such Bonds may not be registered by the Bond Registrar unless such transfer is to a successor Depository that agrees to hold such Bonds for the respective Bond Owners with Ownership Interests therein.

            The Issuer hereby designates [The Depository Trust Company, at 55 Water Street, New York, New York 10004], as the initial Depository for the Book-Entry Bonds and directs the Indenture Trustee to execute and deliver the Letter of Representations (the form of which is attached hereto as Exhibit I). The bond certificate or certificates representing each Class of the Book-Entry Bonds shall be registered in the name of the nominee of the Depository designated in the Letter of Representations.

            SECTION 7. Initial Aggregate Principal Amount; Classes; Terms.

            (a) The aggregate Principal Amount of the Bonds that may be authenticated and delivered under this Indenture is limited to $__________, except for Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Bonds pursuant to Sections 2.05 or 2.06 of the Standard Indenture Provisions. Such aggregate Principal Amount shall be divided among [seven] Classes having the respective Class designations, initial aggregate Principal Amounts, Bond Interest Rates, Stated Maturities and Assumed Final Payment Dates as follows:

   Class      Initial Aggregate        Bond          Stated      Assumed Final
Designation   Principal Amount   Interest Rate(1)   Maturity      Payment Date
-----------   ----------------   ----------------   --------      ------------

Class A-1     $                         %
Class A-2     $                         %
Class B       $                         %
Class C       $                         %
Class D       $                         %
Class E       $                         %
Class F       $                         %

----------
(1)   Expressed as a percent per annum

            (b) Each Class of Bonds shall bear interest, such interest to commence accruing on the Accrual Date. In the case of each Class of Bonds, such interest shall accrue during each Interest Accrual Period, in accordance with
Section 2.07(b) of the Standard Indenture Provisions, at the applicable Bond Interest Rate on the aggregate Principal Amount of such Class of Bonds outstanding immediately prior to the related Payment Date. The interest accrued in respect of each Class of Bonds during any Interest Accrual Period will be due and payable thereon on the related Payment Date and, to the extent not paid in full on such Payment Date, on each succeeding Payment Date until paid in full. No interest will accrue on overdue interest in respect of any Bond.

            (c) The respective Classes of Bonds will be issued on the Closing Date in the aggregate Principal Amounts set forth above. The aggregate Principal Amount of any Class of Bonds, and the Principal Amount of any particular Bond of such Class, will be reduced only by actual payments of principal made thereon on any Payment Date.

            (d) Each Bond of a particular Class shall rank pari passu with each other Bond of such Class and be equally and ratably secured by the Trust Estate.

            (e) This Indenture shall evidence a continuing lien on and security interest in the Trust Estate to secure the full payment of the principal, interest and other amounts due and payable on all the Bonds from time to time, which payments, in the case of any Class of Bonds, shall in all respects be equally and ratably secured hereby without preference, priority or distinction on account of the actual time or times of the authentication and delivery of the Bonds of such Class.

            (f) The Bonds shall be authenticated and delivered to or at the direction of the Issuer by the Indenture Trustee only upon satisfaction of the conditions set forth in Section 2.10(a) of the Standard Indenture Provisions, and the following additional conditions:

            [Specify additional conditions, if any.]

            [SECTION 8. Delivery of Mortgage Collateral.

            (a) In connection with the Grant of the Trust Estate by the Issuer to secure the Bonds, the Issuer shall deliver to and deposit with, or cause to be delivered to and deposited with, the Indenture Trustee or a Custodian appointed thereby (with copies to the Master Servicer), on or before the Closing Date, the Mortgage File for each Pledged Mortgage Loan and a fully executed copy of the Mortgage Loan Purchase Agreement.

            (b) The Indenture Trustee shall deliver to the Master Servicer within ___ days after the Closing Date each assignment of Mortgage and assignment of Assignment of Leases in favor of the Indenture Trustee referred to in clauses (iv) and (v) of the definition of "Mortgage File" and each UCC-2 and UCC-3 in favor of the Indenture Trustee referred to in clause (viii) of the definition of "Mortgage File"; and, pursuant to the Servicing and Administration Agreement, the Master Servicer shall, at the Seller's expense, as to each Pledged Mortgage Loan, be required promptly (and in any event within ___ days following the Closing Date) to cause each such document to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as the Master Servicer deems appropriate. Each such assignment shall reflect that it should be returned by the public recording office to the Indenture Trustee following recording, and each such UCC-2 and UCC-3 shall reflect that the file copy thereof should be returned to the Indenture Trustee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Master Servicer shall be required, pursuant to the Servicing and Administration Agreement, to obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Issuer shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Master Servicer shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate.

            (c) The Issuer shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer all documents and records in the possession of the Issuer or the Seller that relate to the Pledged Mortgage Loans necessary for the servicing of the Mortgage Loans and that are not required to be a part of a Mortgage File in accordance with the definition thereof, and the Master Servicer shall hold all such documents and records on behalf of the Indenture Trustee in trust for the benefit of the Bondholders and, subject to the lien of this Indenture, the Issuer.

            (d) The Indenture Trustee, by its execution and delivery of this Agreement, acknowledges receipt by it or a Custodian on its behalf, subject to the proviso in the definition of Mortgage File, to any exceptions noted on the Schedule of Exceptions to Mortgage File Delivery attached hereto as Exhibit C, to the provisions of Section 8(f) and to the further review provided for in
Section 8(e), of (i) the Mortgage File with respect to each Pledged Mortgage Loan, (ii) a fully executed counterpart of the Mortgage Loan Purchase Agreement, and (iii) all other assets delivered to it and included in the Trust Estate, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and the other documents received by it that constitute portions of the Mortgage Files, and that it holds and will hold such other assets included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Bondholders and, subject to the lien of this Indenture, the Issuer. In addition, the Indenture Trustee hereby certifies to the Issuer, the Master Servicer and the Special Servicer and for the benefit of the Bondholders that, as to each Pledged Mortgage Loan listed on the Schedule of Collateral, except as specifically identified in the Schedule of Exceptions to Mortgage File Delivery attached hereto as Exhibit C, (i) all documents specified in clauses (i), (ii), (iv),
(vii) and (viii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, (ii) all documents referred to in clause (i) of this sentence received by it or any Custodian with respect to such Pledged Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor) and purport to relate to such Pledged Mortgage Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Schedule of Mortgage Collateral with respect to Mortgage Rate, original principal balance and Stated Maturity Date accurately reflects the information set forth in the Mortgage File.

            The Indenture Trustee shall not (i) transfer legal title to, or release from the lien of this Indenture, any of the Pledged Mortgage Loans or any other asset constituting all or a portion of the Trust Estate (except as expressly provided herein or permitted hereby) or (ii) permit any of the Pledged Mortgage Loans or any other asset constituting all or a portion of the Trust Estate to be subjected to any lien, claim or encumbrance arising by, through or under the Indenture Trustee or any Person claiming by, through or under the Indenture Trustee.

            (e) On or about the ___ day following the Closing Date (and, if any exceptions are noted, again on or about the first anniversary of the Closing
Date), the Indenture Trustee shall, subject to Section 8(f), certify in writing to the Issuer, the Master Servicer and the Special Servicer and for the benefit of the Bondholders that, as to each Pledged Mortgage Loan listed on the Schedule of Collateral (other than any Pledged Mortgage Loan as to which a Liquidation Event has occurred or any Pledged Mortgage Loan specifically identified in any exception report annexed thereto as not being covered by such certification):
(i) all documents specified in clauses (i) through (v), (vii) and (viii) of the definition of "Mortgage File" are in its possession, (ii) all documents received by it or any Custodian with respect to such Pledged Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor) and purport to relate to such Pledged Mortgage Loan, and (iii) based on the examinations referred to in
Section 8(d) above and this Section 8(e) and only as to the foregoing documents, the information set forth in the Schedule of Mortgage Collateral with respect to the Mortgage Rate, original principal balance and Stated Maturity accurately reflects the information set forth in the Mortgage File.

            (f) Neither the Indenture Trustee nor any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Pledged Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

            (g) If either party hereto discovers that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any respect with the corresponding information set forth in the Schedule of Mortgage Collateral (and the terms of such document have not been modified by written instrument contained in the Mortgage File), or does not appear to be regular on its face (each, a "Document Defect"), or if either party hereto discovers a breach of any representation or warranty of the Seller relating to a Pledged Mortgage Loan set forth in the Mortgage Loan Purchase Agreement (a "Breach"), such party shall give prompt written notice thereof to the other party and to the Master Servicer and the Special Servicer.

            SECTION 9. Servicing and Administration of the Pledged Mortgage
Loans.

            (a) The Pledged Mortgage Loans and any REO Properties acquired in respect thereof shall be serviced and administered pursuant to that certain Servicing and Administration Agreement dated as of __________________, 199__ (as amended from time to time, the "Servicing and Administration Agreement"), among the Issuer (acting through the Owner Trustee), the Indenture Trustee, _____________________ as master servicer (the "Master Servicer", which term includes any successor entity thereunder), and ______________________ as special servicer (the "Special Servicer", which term includes any successor entity thereunder).

            (b) The Servicing and Administration Agreement, in the form attached hereto as Exhibit F, as such agreement may be amended from time to time in accordance with the applicable provisions thereof and of this Indenture, is in all respects ratified and confirmed.

            SECTION 10. Releases of Pledged Mortgage Loans and REO Properties.

            Whenever the Mortgage Loan Purchase Agreement or the Servicing and Administration Agreement permits or requires the purchase, sale or other disposition of a Pledged Mortgage Loan or any

REO Property by any Person (including the Seller, the Master Servicer or the Special Servicer), or authorizes the release thereof to the Issuer, the transfer of legal title to such item of Mortgage Collateral and the release thereof from the lien of this Indenture shall be subject to Sections 8.04 and 12.01 of the Standard Indenture Provisions in addition to the applicable terms and conditions of the Mortgage Loan Purchase Agreement and/or the Servicing and Administration Agreement.

            SECTION 11. Certain Designations of the Master Servicer and the
                        Special Servicer.

            (a) To facilitate the servicing and administration of the Pledged Mortgage Loans and any related REO Properties, the Master Servicer and the Special Servicer each shall retain in accordance with the provisions of the Servicing and Administration Agreement and this Indenture, all collections on the Mortgage Collateral prior to the time the collections are required to be deposited into the Bond Account. Solely for the limited purpose expressed in this Section 11(a), the Indenture Trustee hereby designates each of the Master Servicer and the Special Servicer as its agent and bailee to hold such collections of the Mortgage Collateral until the collections are deposited into the Bond Account. By the designation pursuant to this Section 11(a) and the acceptance of such designation by each of the Master Servicer and the Special Servicer pursuant to the Servicing and Administration Agreement, the Indenture Trustee, as secured party, is deemed to have possession of all collections on the Mortgage for purposes of Section 9-305 of the Uniform Commercial Code. Furthermore, possession by the Master Servicer or the Special Servicer of a Permitted Investment in respect of such collections, which Permitted Investment constitutes a "certificated security", shall constitute possession by a person designated by the Indenture Trustee for purposes of Section 8-313 of the Uniform Commercial Code. The Indenture Trustee shall have no liability or responsibility by reason of any act or omission of any such Person pursuant to such designation.

            (b) To facilitate the servicing and administration of the Pledged Mortgage Loans and any related REO Properties, the Master Servicer and the Special Servicer shall each retain in accordance with the provisions of this Servicing and Administration Agreement and this Indenture, any Mortgage File or any particular document required to be part thereof or otherwise relating to the Pledged Mortgage Loans that may come into its or their possession. Solely for the limited purpose expressed in this Section 11(b), the Indenture Trustee hereby designates each of the Master Servicer and the Special Servicer as its agent and bailee to hold such Mortgage File or such particular Pledged Mortgage Loan documents. By the designation made pursuant to this Section 11(b) and the acceptance of such designation by each of the Master Servicer and the Special Servicer pursuant to the Servicing and Administration Agreement, the Indenture Trustee, as a secured party, is deemed to have possession of such Mortgage File or such particular Pledged Mortgage Loan document for purposes of Section 9-305 of the Uniform Commercial Code. The Indenture Trustee shall have no liability or responsibility by reason of any act or omission of any such Person pursuant to such designation.

            SECTION 12. Restrictions on Transfer of Bonds.

            (a) No transfer, sale, pledge or other disposition of any Non-Registered Bond or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of any Non-Registered Bond is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Issuer or one of its Affiliates), then the Bond Registrar shall refuse to register such transfer unless it receives (and upon receipt, it may conclusively rely upon) either: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached as Exhibit D-1A hereto; or (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached as Exhibit D-1B hereto and a certificate from such Bondholder's prospective Transferee substantially in the form attached either as Exhibit D-2A hereto or as Exhibit D-2B hereto; or (iii) an Opinion of Counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Estate or of the Issuer, the General Administrator, the Owner Trustee, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective Transferee on which such Opinion of Counsel is based. None of the Issuer, the Depositor, the Indenture Trustee, the General Administrator, the Owner Trustee or the Bond Registrar is obligated to register or qualify any Class of Non-Registered Bonds under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Bond or interest therein without registration or qualification. Any Holder of a Non-Registered Bond desiring to effect a transfer of such Non-Registered Bond or interest therein shall, and does hereby agree to, indemnify, the Issuer, the General Administrator, the Owner Trustee, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            As of the Closing Date, the [Class A-1, Class A-2, Class B, Class C and Class D Bonds] will constitute Registered Bonds and the [Class E and Class F Bonds] will constitute NonRegistered Bonds.

            (b) No transfer of any Bond or any interest therein shall be made to a Plan or to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective Transferee of such Bond or interest therein provides the Bond Registrar (in the case of a Definitive Bond) or the Transferor (in the case of a Book-Entry Bond) with (I) a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Indenture Trustee (in the case of a Definitive Bond) or the Transferor (in the case of a Book-Entry Bond) that the purchase and holding of such Bond or interest therein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under
Section 4975
of the Code [and, in the case of the Class ___ and Class ___ Bonds,] will not subject the Issuer, the Owner Trustee, the General Administrator, the Master Servicer, the Special Servicer, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in this Indenture] or
(II) [solely in the case of the Class ___, Class ___, Class ___, Class ___ and Class ___ Bonds,] a certification substantially to the effect that the purchase and holding of such Bond or interest therein by or on behalf of, or with assets of a Plan, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and further to the effect of the statements in at least one of the following clauses (i) through [(vii)]: (i) the Transferee is an insurance company and (A) the source of funds used to purchase such Bond is an "insurance company general account" (as such term is defined in PTCE 95-60), (B) the conditions set forth in PTCE 95-60 have been satisfied and
(C) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization, exceeds 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Bonds; (ii) the Transferee is an insurance company and (A) the source of funds used to purchase such Bonds is an insurance company general account, (B) the requirements of
Section 401(c) of ERISA and the DOL Regulations to be promulgated thereunder have been satisfied and will continue to be satisfied and (C) the insurance company represents that it understands that the operation of the general account after December 31, 1998 may affect its ability to continue to hold such Bonds after the date which is 18 months after the 401(c) Regulations become final and that unless a Class Exemption or an exception under Section 401(c) of ERISA is then available for the continued holding of such Bonds, it will dispose of such Bonds prior to the date which is 18 months after the 401(c) Regulations become final; (iii) the Transferee is an insurance company and (A) the source of funds used to purchase such Bonds is an "insurance company pooled separate account" (as such term is defined in PTCE 90-1), (B) the conditions set forth in PTCE 90-1 have been satisfied and (C) there is no Plan, together with all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 90-1) or by the same employee organization, with assets which exceed 10% of the total of all assets in such pooled separate account (as determined under PTCE 90-1) as of the date of the acquisition of such Bonds; (iv) the Transferee is a bank and (A) the source of funds used to purchase such Bonds is a "collective investment fund" (as defined in PTCE 91-38), (B) the conditions set forth in PTCE 91-38 have been satisfied and (C) there is no Plan, the interests of which, together with the interests of any other Plans maintained by the same employer or employee organization, in the collective investment fund exceed 10% of the total of all assets in the collective investment fund (as determined under PTCE 91-38) as of the date of acquisition of such Bonds; (v) the Transferee is a "qualified professional asset manager" described in PTCE 84-14 and the conditions set forth in PTCE 84-14 have been satisfied and will continue to be satisfied; or (vi) the Transferee is an "in-house asset manager" described in PTCE 96-23 and the conditions set forth in PTCE 96-23 have been satisfied and will continue to be satisfied [or (vii) [described required statements in connection with other applicable Class Exemptions, if any]].

            Each Person who acquires any Bond or interest therein (unless it shall have delivered to the Bond Registrar a certification of facts and an Opinion of Counsel as described in clause (I) of the preceding paragraph or a certification as described in clause (II) of the preceding paragraph) shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the General Administrator, the Master Servicer, the Special Servicer, the Company, the Bond Registrar or the Indenture Trustee that either:
(i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code (and, in the case of the Class ___ and Class ___ Bonds, will not subject the Issuer, the Owner Trustee, the General Administrator, the Master Servicer, the Special Servicer, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture) and, further, the statements set forth in at least one of clauses (i) through [(vii)] of the preceding paragraph is correct.

            (c) If a Person is acquiring any Bond or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Bond Registrar (or, in the case of an interest in a Bond that constitutes a Book-Entry Bond, to the Bond Owner that is transferring such interest) a certification to the effect that, and such other evidence as may be reasonably required by the Indenture Trustee (or such Bond Owner) to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in subsections (a) and (b), as applicable, of this Section 12.

            SECTION 13. Bond Account.

            (a) On or prior to the date hereof, the Indenture Trustee shall establish (and, at all times thereafter, the Indenture Trustee shall maintain) the Bond Account for the Bonds. The Bond Account shall consist solely of one or more Eligible Accounts established and maintained in the name of the Indenture Trustee (in such capacity) and, in each case, bearing a designation clearly indicating that such account and all funds deposited therein are held for the exclusive benefit of the Bondholders and, subject to the lien of this Indenture, the Issuer.

            The Indenture Trustee shall deposit or cause to be deposited in the Bond Account, upon receipt, (i) any and all amounts in respect of the Mortgage Collateral remitted or advanced under the Servicing and Administration Agreement from time to time and (ii) any amounts required to be deposited by the [General Administrator] in connection with losses incurred with respect to investments of funds held in the Bond Account. Except as provided in this Indenture, the Indenture Trustee, in accordance with the terms of this Indenture, shall have exclusive control and sole right of withdrawal with respect to the Bond Account. Funds in the Bond Account shall not be commingled with any other monies. All monies deposited from time to time in the Bond Account (including any securities or instruments in which such monies are invested) shall be held by and under the control of the Indenture Trustee in the Bond Account for the benefit of the Bondholders and the Issuer as herein provided; provided, however, that all income and gain, if any, from monies or investments on deposit in the Bond Account shall constitute additional compensation for the [General Administrator] and shall be subject to withdrawal at its direction from time to time. Any losses resulting from or arising in connection with investments of funds in the Bond Account shall be for the account of the [General Administrator] (who shall promptly deposit into the Bond Account the amount of any such losses).

            (b) All of the funds on deposit in the Bond Account may be invested and reinvested by the Indenture Trustee at the written direction of the [General Administrator] in one or more Permitted Investments, subject to the following requirements:

            (i) such Permitted Investments shall mature not later than one Business Day prior to the next Payment Date;

            (ii) the securities purchased with the monies in the Bond Account shall be deemed to be funds deposited in the Bond Account;

            (iii) each such Permitted Investment shall be made in the name of the Indenture Trustee (in its capacity as such) or in the name of a nominee of the Indenture Trustee under the Indenture Trustee's complete and exclusive dominion and control (or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, a Permitted Investment may be made in such instrument notwithstanding that such instrument is not under the dominion and control of the Indenture Trustee, provided that such pledge is so registered);

            (iv) the Indenture Trustee shall have the sole control over such investment, the income thereon and the proceeds thereof;

            (v) other than the investments described in the second parenthetical phrase in clause (iii) above, any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee or its agent; and

            (vi) the proceeds of each investment shall be remitted by the purchaser thereof directly to the Indenture Trustee for deposit in the Bond Account, subject to withdrawal by the Indenture Trustee as provided herein.

            In the absence of written direction from the [General
Administrator], funds on deposit in the Bond Account shall remain uninvested.

            (c) Unless the Bonds have been declared due and payable pursuant to
Section 5.02 of the Standard Indenture Provisions and payments and other collections from the Trust Estate are being applied pursuant to Section 5.06 of the Standard Indenture Provisions, the Indenture Trustee is authorized to make withdrawals from the Bond Account (the order set forth hereafter not constituting an order of priority for such withdrawals) (i) to make payments on the Bonds as provided herein, (ii) to pay the [General Administrator] interest and other income earned on funds on deposit in the Bond Account, (iii) to pay [Administrative Expenses and Additional Expenses] in respect of the Issuer or the Trust Estate, and (iv) to withdraw any amounts deposited in the Bond Account in error.

            SECTION 14. Payments on the Bonds.

            (a) All payments of interest, principal and other amounts made with respects to any Class of Bonds will be allocated pro rata among the Outstanding Bonds of such Class based on the respective Principal Amounts thereof.

            (b) On each Payment Date, unless the Bonds have been declared due and payable pursuant to Section 5.02 of the Standard Indenture Provisions and payments and other collections from the Trust Estate are being applied pursuant to Section 5.06 of the Standard Indenture Provisions, the Indenture Trustee shall withdraw from the Bond Account and apply the Available Payment Amount for such Payment Date among the respective Classes of Bondholders and the Issuer for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

            [(i) to the Holders of the Class A Bonds in respect of interest, pro rata as between the two Classes of Class A Bondholders based on entitlement, up to an amount equal to all unpaid interest accrued in respect of each such Class of Bonds through the end of the related Interest Accrual Period;

            (ii) to the Holders of the Class A Bonds in respect of principal, allocable as between the two Classes of Class A Bondholders as provided below, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class A Bonds and (B) the Principal Payment Amount for such Payment Date;

            (iii) to the Holders of the Class B Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

            (iv) after the aggregate Principal Amount of the Class A Bonds has been reduced to zero, to the Holders of the Class B Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class B Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A Bonds pursuant to clause (ii) above;

            (v) to the Holders of the Class C Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

            (vi) after the aggregate Principal Amount of the Class A and Class B Bonds has been reduced to zero, to the Holders of the Class C Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class C Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A and/or Class B Bonds pursuant to clauses (ii) and (iv) above;

            (vii) to the Holders of the Class D Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

            (viii) after the aggregate Principal Amount of the Class A, Class B and Class C Bonds has been reduced to zero, to the Holders of the Class D Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class D Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B and/or Class C Bonds pursuant to clauses (ii), (iv) and (vi) above;

            (ix) to the Holders of the Class E Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

            (x) after the aggregate Principal Amount of the Class A, Class B, Class C and Class D Bonds has been reduced to zero, to the Holders of the Class E Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class E Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C and/or Class D Bonds pursuant to clauses (ii), (iv), (vi) and (viii) above;

            (xi) to the Holders of the Class F Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

            (xii) after the aggregate Principal Amount of the Class A, Class B, Class C, Class D and Class E Bonds has been reduced to zero, to the Holders of the Class F Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Principal Amount of the Class F Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C, Class D and/or Class E Bonds pursuant to clauses (ii), (iv), (vi), (viii) and (x) above;

            (xiii) if, after giving effect to the payments of principal on the Bonds contemplated by clauses (ii), (iv), (vi), (viii), (x) and (xii) above, the aggregate Principal Amount of all the Bonds still exceeds the then aggregate Stated Principal Balance of the Mortgage Pool, then to the holders of the Class A Bonds (allocable as between the two Classes of Class A Bondholders as described below), the Class B Bonds, the Class C Bonds, the Class D Bonds, the Class E Bonds and the Class F Bonds, in that order, in respect of principal, until (in the case of each Class of Bonds on which payments of principal are so made) such excess (or the aggregate Principal Amount of such Class of Bonds) is reduced to zero (whichever occurs first); and

            (xiv) to or at the direction of the Issuer in an amount equal to the entire remaining portion, if any, of the Available Payment Amount for such Payment Date.]

            [On each Payment Date prior to the Class A Principal Payment Cross-Over Date, if any, all payments of principal on the Class A Bonds pursuant to clause (i) or clause (xiii) of this Section 14(b) will be paid, first, to the Holders of the Class A-1 Bonds, until the aggregate Principal Amount of such Class of Bonds is reduced to zero, and thereafter, to the Holders of the Class A-2 Bonds, until the aggregate Principal Amount of such Class of Bonds is reduced to zero. On each Payment Date on and after the Class A Principal Payment Cross-Over Date, all payments of principal on the Class A Bonds pursuant to clause (i) or clause (xiii) of this Section 14(b) will be paid to the Holders of such two Classes of Bonds, pro rata, in accordance with their respective aggregate Principal Amounts outstanding immediately prior to such Payment Date, until the aggregate Principal Amount of each such Class of Bonds is reduced to zero.]

            (c) On each Payment Date, unless the Bonds have been declared due and payable pursuant to Section 5.02 of the Standard Indenture Provisions and payments and other collections from the Trust Estate are being applied pursuant to Section 5.06 of the Standard Indenture Provisions, the Indenture Trustee shall withdraw from the Bond Account and apply an amount equal to the Prepayment Premiums collected during the related Collection Period among the respective Classes of Bondholders and the Issuer for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

            [(i) to the Holders of the Class A Bonds in respect of additional interest, pro rata as between the two Classes of Class A Bondholders based on entitlement, up to an amount equal to the Yield Maintenance Amount for each such Class of Bonds for such Payment Date;

            (ii) to the Holders of the Class B Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

            (iii) to the Holders of the Class C Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

            (iv) to the Holders of the Class D Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

            (v) to the Holders of the Class E Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date;

            (vi) to the Holders of the Class F Bonds in respect of additional interest, up to an amount equal to the Yield Maintenance Amount for such Class of Bonds for such Payment Date; and

            (vii) to or at the direction of the Issuer in an amount equal to the entire remaining portion, if any, of such Prepayment Premiums for such Payment Date.]

            (d) If the Bonds have been declared due and payable pursuant to
Section 5.02 of the Standard Indenture Provisions and payments and other collections from the Trust Estate are to be applied pursuant to Section 5.06 of the Standard Indenture Provisions, then the portion of such payments and other collections allocable to make payments on the Bonds on each Payment Date shall be applied among the respective Classes of Bondholders for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

            [(i) to the Holders of the Class A Bonds in respect of interest, pro rata as between the two Classes of Class A Bondholders based on entitlement, up to an amount equal to all unpaid interest accrued in respect of each such Class of Bonds through the end of the related Interest Accrual Period;

            (ii) to the Holders of the Class A Bonds in respect of principal, pro rata as between the two Classes of Class A Bondholders based on their respective aggregate Principal Amounts, until such Bonds are retired;

            (iii) to the Holders of the Class B Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

            (iv) after the aggregate Principal Amount of the Class A Bonds has been reduced to zero, to the Holders of the Class B Bonds in respect of principal, until such Bonds are retired;

            (v) to the Holders of the Class C Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

            (vi) after the aggregate Principal Amount of the Class A and Class B Bonds has been reduced to zero, to the Holders of the Class C Bonds in respect of principal, until such Bonds are retired;

            (vii) to the Holders of the Class D Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

            (viii) after the aggregate Principal Amount of the Class A, Class B and Class C Bonds has been reduced to zero, to the Holders of the Class D Bonds in respect of principal, until such Bonds are retired;

            (ix) to the Holders of the Class E Bonds in respect of interest, up to an amount equal to unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period;

            (x) after the aggregate Principal Amount of the Class A, Class B, Class C and Class D Bonds has been reduced to zero, to the Holders of the Class E Bonds in respect of principal, until such Bonds are retired;

            (xi) to the Holders of the Class F Bonds in respect of interest, up to an amount equal to all unpaid interest accrued in respect of such Class of Bonds through the end of the related Interest Accrual Period; and

            (xii) after the aggregate Principal Amount of the Class A, Class B, Class C, Class D and Class E Bonds has been reduced to zero, to the Holders of the Class F Bonds in respect of principal, until such Bonds are retired.]

            [(e) Until such time as the Indenture Trustee receives contrary instructions from the Owner Trustee in writing, the Indenture Trustee is hereby authorized and agrees to make all payments that are to be made to or at the direction of the Issuer pursuant to either of subsections (b) or (c) of this Section 14 or pursuant to Section 5.06 of the Standard Indenture Provisions directly to the Depositor as the sole holder of all the Owner Trust Certificates, by wire transfer in accordance with written wiring instructions provided by the Depositor. This Section 14(e) shall constitute a direction made by the Owner Trustee in accordance with Section [ ] of the Deposit Trust Agreement, and all payments made pursuant to this Section 14(e) shall constitute distributions made pursuant to Section [ ] of the Deposit Trust Agreement. The Indenture Trustee agrees to accept and act in accordance with such alternative payment instructions with respect to monies payable to or at the direction of the Issuer as the Owner Trustee shall provide in writing no less than five Business Days prior to the related Payment Date. In connection with making any payments pursuant to this Section 14(e), the Indenture Trustee shall promptly provide to the Owner Trustee and the General Administrator by facsimile transmission and first-class mail, postage prepaid, a written statement detailing the amounts so paid.]

            [(f) There will be no Credit Support Agreements, Cash Flow Agreements or Reserve Funds with respect to the Bonds and, accordingly, the provisions of the Standard Indenture Provisions that relate to such agreements and funds will be inapplicable solely with respect to the Bonds.]

            SECTION 15. Reports to Bondholders and Others.

            [(a) Based on information provided to the Indenture Trustee by the Master Servicer and the Special Servicer from time to time pursuant to
Section 4.02 of the Servicing and Administration Agreement, the Indenture Trustee shall prepare and, on each Payment Date, forward to each Bondholder, the Issuer, the General Administrator, and the Rating Agencies a statement (the "Trustee Report"), substantially in the form of Exhibit B hereto, detailing payments on the Bonds on such Payment Date, together with the Determination Date Report, the Special Servicer Report and any Operating Statement Analysis received since the preceding Payment Date (or, in the case of the initial Payment Date, since the Closing Date).]

            [(b) Bond Owners who have certified to the Indenture Trustee as to their Ownership Interest of any Book-Entry Bond may also obtain copies of any of the statements, reports and other information delivered to Bondholders pursuant to Article VII of the Standard Indenture Provisions and this Section 15.]

            [(c) Within 60 days after the end of each calendar year, the Indenture Trustee shall furnish to each Person who at any time during the calendar year was a holder of a Bond a statement containing information regarding payments of principal, interest and other amounts on such Person's Bonds, aggregated for such calendar year or the applicable portion thereof during which such person was a Bondholder. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.]

            [(d) The Indenture Trustee shall maintain at the Corporate Trust Office and, upon reasonable prior written request and during normal business hours, shall make available for review by the Issuer, the Rating Agencies and, subject to the succeeding paragraph, any Bondholder, Bond Owner or Person identified to the Indenture Trustee as a prospective transferee of a Bond or an interest therein, originals and/or copies of the following items: (i) this Indenture, the Servicing and Administration Agreement and any amendments or supplement hereto or thereto, (ii) all Trustee Reports, Determination Date Reports, Special Servicer Reports and Operating Statement Analyses delivered to Holders of the relevant Class of Bonds since the Closing Date, (iii) all reports by the Indenture Trustee delivered to Bondholders or filed with the Commission pursuant to Section 7.03 of the Standard Indenture Provisions, (iv) all reports by the Issuer filed with the Indenture Trustee or the Commission pursuant to
Section 7.04 of the Standard Indenture Provisions, and (v) [specify other information to be provided]. The Indenture Trustee shall provide copies of any and all of the foregoing items upon request of any of the parties set forth in the previous sentence; however, except in the case of the Rating Agencies, the Indenture Trustee shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

            In connection with providing access to or copies of the items described in the preceding paragraph, the Indenture Trustee shall require (a) in the case of Bond Owners, a confirmation executed by the requesting Person, in a form reasonably acceptable to the Trustee, generally to the effect that such Person is a beneficial holder of Bonds, is requesting the information solely for use in evaluating such Person's investment in the Bonds and will otherwise keep such information confidential and (b) in the case of a prospective purchaser of Bonds or any interest therein, confirmation executed by the requesting Person, in a form reasonably acceptable to the Indenture Trustee, generally to the effect that such Person is a prospective purchaser of a Bond or an interest therein, is requesting the information solely for use in evaluating a possible investment in Bonds and will otherwise keep such information confidential. The Holders of the Bonds, by their acceptance thereof, will be deemed to have agreed to keep such information confidential. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Section 15(d).]

            [SECTION 16. Optional Redemption of the Bonds.

            (a) Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to Section 10.01 of the Standard Indenture Provisions, redeem Bonds of any Class, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the aggregate Principal Amount of such Class is less than or equal to ___% of the initial aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions.

            (b) On any Redemption Date, following the payments to be made on such date pursuant to Section 14(b), the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Principal Amount thereof, together with any unpaid interest thereon through the end of the related Interest Accrual Period.]

            SECTION 17. Additional Negative Covenants and Issuer Events of
                        Default.

            [(a) In addition to the negative covenants contained in Section 3.11 of the Standard Indenture Provisions, the Issuer shall not: (i) issue any other Series if such issuance would result in an Adverse Rating Event with respect to any Class of Bonds; or (ii) act in a manner that would endanger its status as a QRS.

            (b) In addition to the Issuer Events of Default combined in Section
5.01 of the Standard Indenture Provisions, it shall be an Issuer Event of Default if the issuer ceases to be a QRS for ___ consecutive days.]

            SECTION 18. Incorporation of the Standard Indenture Provisions by
                        Reference; [Amendments to the Standard Indenture Provisions]; Ratification of Standard Indenture Provisions.

            (a) [Subject to Section 18(b),] the Standard Indenture Provisions are incorporated herein in their entirety by this reference to the extent that they do not conflict with any express term or condition hereof and unless otherwise explicitly stated herein to the contrary.

            (b) [With respect to the Bonds only, the following amendments are hereby made to the Standard Indenture Provisions:

            [Set forth applicable amendments, if any, to the Standard Indenture Provisions.]

            (c)] The Standard Indenture Provisions, as incorporated into [and amended] by this Terms Indenture, is in all respects ratified and confirmed, and this Terms Indenture and the Standard Indenture Provisions (as so incorporated [and amended]) together shall be read, taken and construed as one and the same instrument.

            SECTION 19. Certain Matters Regarding the Indenture Trustee.

            (a) As of the Closing Date, the Corporate Trust Office is located at
___________________________________________.

            (b) As compensation pursuant to Section 6.07 of the Standard Indenture Provisions, the Indenture Trustee shall be entitled to a monthly fee (payable out of the Bond Account) equal to one-twelfth of ___% of the aggregate Principal Amount of the Bonds as of the commencement of each calendar month, beginning with ________________, 199__.

            (c) In addition to the eligibility requirements set forth in Section
6.08 of the Standard Indenture Provisions, the Indenture Trustee must have (i) a combined capital and surplus of at least $_______________ and (ii) a long-term unsecured debt rating of at least _____ (or the equivalent) from each Rating Agency.

            (d) The Indenture Trustee hereby represents and warrants to the Issuer and for the benefit of the Bondholders that:

            [Set forth representations and warranties, if any, from the Indenture Trustee.]

            SECTION 20. Representations and Warranties of the Issuer.

            The Issuer hereby represents and warrants to the Indenture Trustee and for the benefit of the Bondholders that:

            (i) It is duly authorized under applicable law and the Deposit Trust Agreement to create and issue the Bonds, to execute and deliver this Indenture, the other documents referred to herein to which it is a party and all instruments included in the Trust Estate which it has executed and delivered, and that all corporate action and governmental consents, authorizations and approvals necessary or required therefor have been duly and effectively taken or obtained. The Bonds, when issued, will be, and this indenture and such other documents are, valid and legally binding obligations of the Issuer enforceable in accordance with their terms.

            (ii) Immediately prior to its Grant of the Trust Estate provided for herein, it had good title to, and was the sole owner of, each item of Mortgage Collateral, free and clear of any pledge, lien, encumbrance or security interest.

            (iii) The Indenture Trustee has a valid and enforceable first priority security interest in the Trust Estate, subject only to exceptions permitted hereby.

            (iv) It is a QRS.

            SECTION 21. Notice to the Indenture Trustee, the Issuer and Certain
                        Other Persons.

            Any communication provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (i) in the case of the Issuer, c/o _________________________, Attention: ______________________, facsimile number:
_________________; (ii) in the case of the Indenture Trustee,
___________________________, facsimile number: ______________________; and (iii)
in the case of the Ratings Agencies:_____________________

________________________ ; or as to each such Person such other address and/or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

            SECTION 22. Tax Treatment.

            The Issuer has entered into this Indenture, and the Bonds will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Bonds will qualify as indebtedness of the Issuer secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Bondholder, by its acceptance of a Bond (and each Bond Owner by its acceptance of an interest in the applicable Book-Entry Bond), agree to treat the Bonds for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                              CRIIMI MAE Commercial Mortgage Trust [I],


                              By:                       , not in its individual
                                    --------------------
                                    capacity but solely as Owner Trustee


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                              --------------------------------------------------
                                    as Indenture Trustee


                              By:
                                 -----------------------------------------------
                              Name:
                              Title:

STATE OF          )
                  ): ss.:
COUNTY OF                  )

      On this ___th day of _______________, 199__, before me, the undersigned officer, personally appeared ____________________, and acknowledged himself to me to be the ____________________________ of ________________________, and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                          --------------------------------------
                                          Notary Public


NOTARIAL SEAL

STATE OF                   )
                           ): ss.:
COUNTY OF                  )

      On this ___th day of _____________, 199__, before me, the undersigned officer, personally appeared ____________________, and acknowledged himself to me to be the ____________________________ of ______________________, and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                          --------------------------------------
                                          Notary Public


NOTARIAL SEAL

                                   SCHEDULE 1

                             SCHEDULE OF COLLATERAL

                                 CLASS A-1 BOND                      EXHIBIT A-1

                    CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I]
                  CLASS A-1 COLLATERALIZED MORTGAGE OBLIGATION
                                 SERIES 199__-__

Bond Interest Rate: _____% per annum     Aggregate Principal Amount of the
                                         Class A-1 Bonds as of the Closing Date:
                                         $___________
Date of Indenture:  As of __________,
                    199__
                                         Initial Principal Amount of this
Accrual Date:  __________, 199__         Class A-1 Bond as of the Closing Date:
                                         $___________
Closing Date:  __________, 199__
                                         Initial Aggregate [Stated Principal
                                         Balance of the Mortgage Pool]:
First Payment Date:  __________, 199__   $___________

Stated Maturity:  _______________

Issuer: CRIIMI MAE Commercial            Indenture Trustee:  _______________
        Mortgage Trust [I]

Owner Trustee:  _______________________

Bond No. A-1-__
                                         [CUSIP No. ________]

[UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE TERMS INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that [Cede & Co.] is the registered owner of this Bond which is one of a series of collateralized mortgage obligations (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Terms Indenture dated as of __________, 199__ (the "Terms Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), which Terms Indenture incorporates by reference certain applicable standard indenture provisions (the Terms Indenture, together with such standard indenture provisions, the "Indenture"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Issuer, a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $______________ no later than ___________.

            Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

            The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

            Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

            The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

            Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

            Notwithstanding the foregoing, for so long as this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

            No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the General Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

            The Depositor the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

            Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

            This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:

                                 CRIIMI MAE COMMERCIAL MORTGAGE
                                  TRUST [I]


                                 By:                          ,
                                       ------------------------
                                       not in its individual capacity but solely
                                       in its capacity as Owner Trustee


                                 By:
                                    --------------------------------------------
                                              Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-1 Bonds referred to in the within-mentioned Indenture.

Dated:


                                 ------------------------------
                                 as Bond Registrar


                                 By:
                                    --------------------------------------------
                                              Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Obligation and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

            I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Obligation of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
________________________________________________________________________________
________________________________________________________________________________
Dated:


                              ------------------------------------------
                              Signature by or on behalf of Assignor


                              ------------------------------------------
                              Signature Guaranteed


                              PAYMENT INSTRUCTIONS

      The Assignee should include the following for purposes of payment:

      Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to_________________________________________________
________________________________________________________________ for the account of_____________________________________________________________________________.

      Payments made by check (such check to be made payable to_________________) and all applicable statements and notices should be mailed to___________________
_______________________________________________________________________________.

      This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                 CLASS A-2 BOND                      EXHIBIT A-2

                              CRIIMI MAE TRUST I
                 CLASS A-2 COLLATERALIZED MORTGAGE OBLIGATION
                                SERIES 199__-__

Bond Interest Rate: _____% per annum     Aggregate Principal Amount of the
                                         Class A-2 Bonds as of the Closing Date:
                                         $______________________________________
Date of Indenture:  As of __________,
                    199__
                                         Initial Principal Amount of this
Accrual Date:  __________, 199__         Class A-2 Bond as of the Closing Date:
                                         $______________________________________
Closing Date:  __________, 199__
                                         Initial Aggregate [Stated Principal
                                         Balance of the Mortgage Pool]:
First Payment Date:  __________, 199__   $______________________________________

Stated Maturity:  _______________

Issuer: CRIIMI MAE Commercial            Indenture Trustee:  ___________________
        Mortgage Trust [I]

Owner Trustee:  _______________________

Bond No. A-2-__

      [CUSIP No. ________]

[UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE TERMS INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that [Cede & Co.] is the registered owner of this Bond which is one of a series of collateralized mortgage obligations (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Terms Indenture dated as of __________, 199__ (the "Terms Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), which Terms Indenture incorporates by reference certain applicable standard indenture provisions (the Terms Indenture, together with such standard indenture provisions, the "Indenture"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Issuer, a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $_______________ no later than _______________.

            Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

            The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

            Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

            The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

            Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

            No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the General Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of this Bond, but the indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

            Notwithstanding the foregoing, for so long as this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

            The Depositor, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

            Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

            This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:

                                 CRIIMI MAE COMMERCIAL MORTGAGE
                                  TRUST [I]


                                 By:                          ,
                                       ------------------------
                                       not in its individual capacity but solely
                                       in its capacity as Owner Trustee


                                 By:
                                    --------------------------------------------
                                              Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-2 Bonds referred to in the within-mentioned Indenture.

Dated:


                                 ------------------------------
                                 as Bond Registrar


                                 By:
                                    --------------------------------------------
                                              Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Obligation and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

            I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Obligation of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
________________________________________________________________________________
________________________________________________________________________________
Dated:


                              ------------------------------------------
                              Signature by or on behalf of Assignor


                              ------------------------------------------
                              Signature Guaranteed


                              PAYMENT INSTRUCTIONS

      The Assignee should include the following for purposes of payment:

      Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to_________________________________________________
________________________________________________________________ for the account of_____________________________________________________________________________.

      Payments made by check (such check to be made payable to_________________) and all applicable statements and notices should be mailed to___________________
_______________________________________________________________________________.

      This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                  CLASS B BOND                       EXHIBIT A-3

                    CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I]
                   CLASS B COLLATERALIZED MORTGAGE OBLIGATION
                                 SERIES 199__-__

Bond Interest Rate: _____% per annum       Aggregate Principal Amount of the
                                           Class B Bonds as of the Closing Date:
                                           $____________________________________
Date of Indenture: As of ________, 199__
                                           Initial Principal Amount of this
Accrual Date:  __________, 199__           Class B Bond as of the Closing Date:
                                           $____________________________________
Closing Date:  __________, 199__
                                           Initial Aggregate [Stated Principal
                                           Balance of the Mortgage Pool]:
First Payment Date:  __________, 199__     $____________________________________

Stated Maturity:  _______________

Issuer: CRIIMI MAE Commercial              Indenture Trustee:  _________________
        Mortgage Trust [I]

Owner Trustee:  _______________________

Bond No. B-__

      [CUSIP No. ________]

[UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE TERMS INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that [Cede & Co.] is the registered owner of this Bond which is one of a series of collateralized mortgage obligations (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Terms Indenture dated as of __________, 199__(the "Terms Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), which Terms Indenture incorporates by reference certain applicable standard indenture provisions (the Terms Indenture, together with such standard indenture provisions, the

"Indenture"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Issuer, a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $_____________ no later than ___________.

            Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

            The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

            Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

            The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

            Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

            No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the General Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

            Notwithstanding the foregoing, for so long as this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

            The Depositor, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

            Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

            This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:

                                 CRIIMI MAE COMMERCIAL MORTGAGE
                                  TRUST [I]


                                 By:                          ,
                                       ------------------------
                                       not in its individual capacity but solely
                                       in its capacity as Owner Trustee


                                 By:
                                    --------------------------------------------
                                              Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class B Bonds referred to in the within-mentioned Indenture.

Dated:


                                 ------------------------------
                                 as Bond Registrar


                                 By:
                                    --------------------------------------------
                                              Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Obligation and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

            I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Obligation of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
________________________________________________________________________________
________________________________________________________________________________
Dated:


                              ------------------------------------------
                              Signature by or on behalf of Assignor


                              ------------------------------------------
                              Signature Guaranteed


                              PAYMENT INSTRUCTIONS

      The Assignee should include the following for purposes of payment:

      Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to_________________________________________________
________________________________________________________________ for the account of_____________________________________________________________________________.

      Payments made by check (such check to be made payable to_________________) and all applicable statements and notices should be mailed to___________________
_______________________________________________________________________________.

      This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                 CLASS C BOND                      EXHIBIT A-4

                   CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I]
                  CLASS C COLLATERALIZED MORTGAGE OBLIGATION
                                SERIES 199__-__

Bond Interest Rate: _____% per annum     Aggregate Principal Amount of the
                                         Class C Bonds as of the Closing Date:
                                         $___________
Date of Indenture:  As of __________,
                    199__
                                         Initial Principal Amount of this
Accrual Date:  __________, 199__         Class C Bond as of the Closing Date:
                                         $___________
Closing Date:  __________, 199__
                                         Initial Aggregate [Stated Principal
                                         Balance of the Mortgage Pool]:
First Payment Date:  __________, 199__   $___________

Stated Maturity:  ____________

Issuer: CRIIMI MAE Commercial            Indenture Trustee:  _________________
        Mortgage Trust [I]

Owner Trustee:  _____________________

Bond No. C-__

    [CUSIP No.  _________]

[UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE TERMS INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS __________, 199__. ASSUMING THAT THE MORTGAGE LOANS ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS

WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE
MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME
MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner (the "Holder") of this Bond which is one of a series of collateralized mortgage obligations (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Terms Indenture dated as of __________, 199__ (the "Terms Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), which Terms Indenture incorporates by reference certain applicable standard indenture provisions (the Terms Indenture, together with such standard indenture provisions, the "Indenture"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof the principal sum of $_____________________ no later than __________________.

            Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

            The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

            Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

            The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

            Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

            No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the General Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under
Section 4975 of the Code.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registerable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

            The Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

            Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

            This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:

                               CRIIMI MAE COMMERCIAL MORTGAGE
                                 TRUST [I]


                               By:                               ,
                                     ----------------------------
                                     not in its individual capacity but solely
                                     in its capacity as Owner Trustee


                               By:
                                   -------------------------------
                                      Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class C Bonds referred to in the within-mentioned Indenture.

Dated:


                                          ------------------------
                                          as Bond Registrar


                                          By:
                                             -----------------------------------
                                                      Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Obligation and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

            I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Obligation of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
________________________________________________________________________________
________________________________________________________________________________
Dated:


                                --------------------------------------------
                                Signature by or on behalf of Assignor


                                --------------------------------------------
                                Signature Guaranteed


                              PAYMENT INSTRUCTIONS


      The Assignee should include the following for purposes of payment:

      Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
________________________________________________________________ for the account of _________________________________________________________________________.

      Payments made by check (such check to be made payable to ________________) and all applicable statements and notices should be mailed to __________________
___________________________________________________________________.

      This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                   CLASS D BOND                      EXHIBIT A-5

                    CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I]
                   CLASS D COLLATERALIZED MORTGAGE OBLIGATION
                                 SERIES 199__-__

Bond Interest Rate: ____% per annum      Aggregate Principal Amount of the
                                         Class D Bonds as of the Closing Date:
                                         $_____________
Date of Indenture:  As of __________,
                    199__
                                         Initial Principal Amount of this
Accrual Date:  __________, 199__         Class D Bond as of the Closing Date:
                                         $_____________
Closing Date:  __________, 199__
                                         Initial Aggregate [Stated Principal
                                         Balance of the Mortgage Pool]:
First Payment Date:  __________, 199__   $_____________

Stated Maturity:  _______________

Issuer: CRIIMI MAE Commercial            Indenture Trustee: __________________
        Mortgage Trust [I]

Owner Trustee:  _______________________

Bond No. D-__

    [CUSIP No.  ___________]

[UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE TERMS INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS __________, 199__. ASSUMING THAT THE MORTGAGE LOANS ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS

WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.]

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner (the "Holder") of this Bond which is one of a series of collateralized mortgage obligations (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Terms Indenture dated as of __________, 199__ (the "Terms Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), which Terms Indenture incorporates by reference certain applicable standard indenture provisions (the Terms Indenture, together with such standard indenture provisions, the "Indenture"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof the principal sum of $_____________________ no later than __________________.

            Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

            The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

            Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

            The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

            Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

            No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the General Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under
Section 4975 of the Code.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registerable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

            The Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

            Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

            This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:

                               CRIIMI MAE COMMERCIAL MORTGAGE
                                 TRUST [I]


                               By:                                 ,
                                   -------------------------------
                                   not in its individual capacity but solely
                                   in its capacity as Owner Trustee


                               By:
                                   -----------------------------------------
                                   Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class D Bonds referred to in the within-mentioned Indenture.

Dated:


                                          -----------------------------
                                          as Bond Registrar


                                          By:
                                             -----------------------------------
                                                      Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Obligation and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

            I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Obligation of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
________________________________________________________________________________
________________________________________________________________________________
Dated:


                                --------------------------------------------
                                Signature by or on behalf of Assignor


                                --------------------------------------------
                                Signature Guaranteed

                              PAYMENT INSTRUCTIONS

      The Assignee should include the following for purposes of payment:

      Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
________________________________________________________________ for the account of _________________________________________________________________________.

      Payments made by check (such check to be made payable to ________________) and all applicable statements and notices should be mailed to __________________
_______________________________________________________________.

      This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                   CLASS E BOND                      EXHIBIT A-6

                    CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I]
                   CLASS E COLLATERALIZED MORTGAGE OBLIGATION
                                 SERIES 199__-__

Bond Interest Rate: ____% per annum        Aggregate Principal Amount of the
                                           Class E Bonds as of the Closing Date:
                                           $______________
Date of Indenture:  As of _______, 199__
                                           Initial Principal Amount of this
Accrual Date:  __________, 199__           Class E Bond as of the Closing Date:
                                           $______________
Closing Date:  __________, 199__
                                           Initial Aggregate [Stated Principal
                                           Balance of the Mortgage Pool]:
First Payment Date:  __________, 199__     Amount: $____________

Stated Maturity:  _____________

Issuer: CRIIMI MAE Commercial              Indenture Trustee: __________________
        Mortgage Trust [I]

Owner Trustee:  ______________________

Bond No. E-__

    CUSIP No.  ______________

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE TERMS INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS __________, 199__. ASSUMING THAT THE MORTGAGE LOANS ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.]

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that [_____________] is the registered owner (the "Holder") of this Bond which is one of a series of collateralized mortgage obligations (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Terms Indenture dated as of __________, 199__(the "Terms Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), which Terms Indenture incorporates by reference certain applicable standard indenture provisions (the Terms Indenture, together with such standard indenture provisions, the "Indenture"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof, the principal sum of $_________________ no later than ______________________.

            Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

            The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

            Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

            The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

            No transfer, sale, pledge or other disposition of this Bond or interest herein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Indenture as Exhibit D-1A; or (ii) a certificate from such Bondholder substantially in the form attached to the Indenture as Exhibit D-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Indenture either as Exhibit D-2A or as Exhibit D-2B; or
(iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the General Administrator, the Depositor, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of this Bond or any interest herein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of this Bond or any interest herein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the General Administrator, the Depositor, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

            No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities,

Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the General Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

            If a Person is acquiring this Bond or interest herein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Bond Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Indenture Trustee to confirm that, it has
(i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth above.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registerable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

            The Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

            Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

            This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:

                               CRIIMI MAE COMMERCIAL MORTGAGE
                                 TRUST [I]


                               By:                                   ,
                                     -------------------------------
                                     not in its individual capacity but solely
                                     in its capacity as Owner Trustee


                               By:
                                   ------------------------------------
                                           Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class E Bonds referred to in the within-mentioned Indenture.

Dated:


                                          -----------------------
                                          as Bond Registrar


                                          By:
                                              ---------------------------------
                                                      Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Obligation and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

            I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Obligation of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
________________________________________________________________________________
________________________________________________________________________________
Dated:


                                 -----------------------------------------
                                 Signature by or on behalf of Assignor


                                 -----------------------------------------
                                 Signature Guaranteed

                              PAYMENT INSTRUCTIONS

      The Assignee should include the following for purposes of payment:

      Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to_________________________________________________
________________________________________________________________ for the account of _______________________________________________________________________.

      Payments made by check (such check to be made payable to ________________) and all applicable statements and notices should be mailed to __________________
_________________________________________________________________.

      This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                   CLASS F BOND                      EXHIBIT A-7

                    CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I]
                   CLASS F COLLATERALIZED MORTGAGE OBLIGATION
                                 SERIES 199__-__

Bond Interest Rate: ___% per annum       Aggregate Principal Amount of the
                                         Class F Bonds as of the Closing Date:
                                         $_________________
Date of Indenture:  As of __________,
                    199__
                                         Initial Principal Amount of this
Accrual Date:  __________, 199__         Class F Bond as of the Closing Date:
                                         $_________________
Closing Date:  __________, 199__
                                         Initial Aggregate [Stated Principal
                                         Balance of the Mortgage Pool]:
First Payment Date:  __________, 199__   $_________________

Stated Maturity:  ___________

Issuer: CRIIMI MAE Commercial            Indenture Trustee: ___________________
        Mortgage Trust [I]

Owner Trustee: _______________________

Bond No. F-__

    CUSIP No.  _________

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE TERMS INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS __________, 199__. ASSUMING THAT THE MORTGAGE LOANS ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.]

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that [ ] is the registered owner (the "Holder") of this Bond which is one of a series of collateralized mortgage obligations (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to a Terms Indenture dated as of __________, 199__ (the "Terms Indenture"), between Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), which Terms Indenture incorporates by reference certain applicable standard indenture provisions (the Terms Indenture, together with such standard indenture provisions, the "Indenture"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof, the principal sum of $____________ no later than _______________.

            Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the ____ of each month or, if any such day is not a business day, then on the next succeeding business day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) and is the registered owner of Bonds the initial aggregate Principal Amount of which is at least $[5,000,000], or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

            The Bonds are limited in right of payment to certain distributions on the Mortgage Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

            Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

            The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount, as requested by the Holder surrendering the same.

            No transfer, sale, pledge or other disposition of this Bond or interest herein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Indenture as Exhibit D-1A; or (ii) a certificate from such Bondholder substantially in the form attached to the Indenture as Exhibit D-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Indenture either as Exhibit D-2A or as Exhibit D-2B; or
(iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the General Administrator, the Depositor, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of this Bond or any interest herein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of this Bond or any interest herein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the General Administrator, the Depositor, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

            No transfer of this Bond or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the General Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code.

            If a Person is acquiring this Bond or any interest herein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Bond Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Indenture Trustee to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth above.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registerable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Principal Amount will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

            The Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

            Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

            This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by _______________________, not in its individual capacity but solely as Owner Trustee.

Dated:

                               CRIIMI MAE COMMERCIAL MORTGAGE
                                 TRUST [I]


                               By:                                    ,
                                     --------------------------------
                                     not in its individual capacity but solely
                                     in its capacity as Owner Trustee


                               By:
                                   --------------------------------------
                                           Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class F Bonds referred to in the within-mentioned Indenture.

Dated:


                                          ------------------------
                                          as Bond Registrar


                                          By:
                                              --------------------------------
                                                      Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Collateralized Mortgage Obligation and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register of the Trust Fund.

            I (we) further direct the Bond Registrar to issue a new Collateralized Mortgage Obligation of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Bond to the following address:
________________________________________________________________________________
________________________________________________________________________________
Dated:


                                 ------------------------------------------
                                 Signature by or on behalf of Assignor


                                 ------------------------------------------
                                 Signature Guaranteed

                              PAYMENT INSTRUCTIONS

      The Assignee should include the following for purposes of payment:

      Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
________________________________________________________________ for the account of _________________________________________________________________________.

      Payments made by check (such check to be made payable to ________________) and all applicable statements and notices should be mailed to __________________
___________________________________________________________________.

      This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                    EXHIBIT B

                             FORM OF TRUSTEE REPORT

                                    EXHIBIT C

                SCHEDULE OF EXCEPTIONS TO MORTGAGE FILE DELIVERY

                                  EXHIBIT D-1A

                        FORM I OF TRANSFEROR CERTIFICATE
                        FOR TRANSFERS OF DEFINITIVE BONDS

                                          [Date]

[BOND REGISTRAR]

        Re:  CRIIMI MAE Commercial Mortgage Trust [I],
             Collateralized Mortgage Obligations, Series 199__-___ (the "Bonds")

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ______ Bonds having an initial aggregate Principal Amount as of __________, 199__ (the "Closing Date") of $_____________ (the "Transferred
Bonds"). The Bonds, including the Transferred Bonds, were issued pursuant to a Terms Indenture dated as of __________, 199__ (the "Terms Indenture"), between CRIIMI MAE Commercial Mortgage Trust [I], as issuer (the "Issuer"), and _______________________, as trustee (the "Indenture Trustee"), which Terms Indenture incorporates certain applicable standard indenture provisions (the "Terms Indenture, together with such standard indenture provisions, the "Indenture"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferee, that:

            1. The Transferor is the lawful owner of the Transferred Bonds with the full right to transfer such Bonds free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Bond, any interest in any Bond or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Bond, any interest in any Bond or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Bond, any interest in any Bond or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or
      (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Bond under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Bond a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Bond pursuant to the Securities Act or any state securities laws.

            3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied upon the following method(s) of establishing the Transferee's ownership and discretionary investments of securities (check one or more):

            ___ (a) The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Bond in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

            ___ (b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Bond in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

            ___ (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Bond in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

            ___ (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies", as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

            4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

                  (a) the following instruments and interests shall be excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee's "family of investment companies", if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

                  (b) the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

                  (c) securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under
                  Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

            5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

            6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Bonds and payments thereon, (b) the nature and performance of the [Mortgage Collateral][Pledged Mortgage-Backed Securities], (c) the Indenture and the Trust Estate, and (d) any credit enhancement mechanism associated with the Transferred Bonds, that the Transferee has requested.

                                          Very truly yours,


                                          ------------------------------
                                          (Transferor)


                                          By:
                                             ---------------------------


                                          Name:
                                               -------------------------

                                          Title:
                                                ------------------------

                                  EXHIBIT D-1B

                        FORM II OF TRANSFEROR CERTIFICATE
                        FOR TRANSFERS OF DEFINITIVE BONDS

                                          [Date]

[BOND REGISTRAR]

         Re:  CRIIMI MAE Commercial Mortgage Trust [I],
              Collateralized Mortgage Obligations, Series 199__-__ (the "Bonds")

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ______ Bonds having an initial aggregate Principal Amount as of __________, 199__ (the "Closing Date") of $_____________ (the "Transferred
Bonds"). The Bonds, including the Transferred Bonds, were issued pursuant to a Terms Indenture dated as of __________, 199__ (the "Terms Indenture"), between CRIIMI MAE Commercial Mortgage Trust [I], as issuer (the "Issuer"), and _______________________, as trustee (the "Indenture Trustee"), which Term Indenture incorporates certain applicable standard indenture provisions (the Terms Indenture, together with such standard indenture provisions, the "Indenture"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferee, that:

            1. The Transferor is the lawful owner of the Transferred Bonds with the full right to transfer such Bonds free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Bond, any interest in any Bond or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Bond, any interest in any Bond or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Bond, any interest in any Bond or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or
      (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Bond under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Bond a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Bond pursuant to the Securities Act or any state securities laws.

                                          Very truly yours,


                                          ------------------------------
                                          (Transferor)


                                          By:
                                             ---------------------------


                                          Name:
                                               -------------------------


                                          Title:
                                                ------------------------

                                  EXHIBIT D-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                        FOR TRANSFERS OF DEFINITIVE BONDS

                                          [Date]

[BOND REGISTRAR]

         Re:  CRIIMI MAE Commercial Mortgage Trust [I],
              Collateralized Mortgage Obligations, Series 199__-__ (the "Bonds")

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ___ Bonds having an initial aggregate Principal Amount as of __________, 199__ (the "Closing Date") of $______________ (the "Transferred Bonds"). The Bonds, including the Transferred Bonds, were issued pursuant to a Terms Indenture dated as of __________, 199__ (the "Terms Indenture"), between CRIIMI MAE Commercial Mortgage Trust, [I], as issuer (the "Issuer"), and _______________________, as trustee (the "Indenture Trustee"), which Terms Indenture incorporates certain applicable standard indenture provisions (the Terms Indenture, together with such standard indenture provisions, the "Indenture"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferor, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Bonds is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Bonds for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Bonds may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

            2. The Transferee has been furnished with all information regarding
(a) the Company and the Issuer, (b) the Transferred Bonds and payments thereon,
(c) the nature and performance of the Mortgage Collateral, (d) the Indenture, and (e) all related matters, that it has requested.

                                          Very truly yours,


                                          -----------------------------
                                          (Transferee)


                                          By:
                                             --------------------------


                                          Name:
                                               ------------------------


                                          Title:
                                                -----------------------

                                                         ANNEX 1 TO EXHIBIT D-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [for Transferees other than Registered Investment Companies]

            The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Bond Registrar], as Bond Registrar, with respect to the Collateralized Mortgage Obligations being transferred (the "Transferred Bonds") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

            1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Bonds (the "Transferee").

            2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Bond in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

------------------
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Bond in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.) _____________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Bonds are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

      ___   ___         Will the Transferee be purchasing the Transferred Bonds
      Yes   No          only for the Transferee's own account?

            6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

            7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Bonds will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                          ------------------------------------
                                          Print Name of Transferee


                                          By:
                                             ---------------------------------


                                          Name:
                                               -------------------------------


                                          Title:
                                                ------------------------------

                                          Date:
                                               -------------------------------

                                                         ANNEX 2 TO EXHIBIT D-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [for Transferees that are Registered Investment Companies]

            The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Bond Registrar], as Bond Registrar, with respect to the Collateralized Mortgage Obligations being transferred (the "Transferred Bonds") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

            1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

            2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

            5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____        Will the Transferee be purchasing the Transferred
                              Bonds only for the Transferee's own account?
            Yes   No

            6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

            7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Bonds will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                          Print Name of Transferee or Adviser


                                          By:
                                             ----------------------------------


                                          Name:
                                               --------------------------------


                                          Title:
                                                -------------------------------

                                          IF AN ADVISER:


                                          -------------------------------------
                                          Print Name of Transferee


                                          Date:
                                               --------------------------------

                                  EXHIBIT D-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                        FOR TRANSFERS OF DEFINITIVE BONDS

                                          [Date]

[BOND REGISTRAR]

         Re:  CRIIMI MAE Commercial Mortgage Trust [I],
              Collateralized Mortgage Obligations, Series 199__-__ (the "Bonds")

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ___ Bonds having an initial aggregate Principal Amount as of __________, 199__ (the "Closing Date") of $______________ (the "Transferred Bonds"). The Bonds, including the Transferred Bonds, were issued pursuant to a Terms Indenture dated as of __________, 199__ (the "Terms Indenture"), between CRIIMI MAE Commercial Mortgage Trust [I], as issuer (the "Issuer") and _______________________, as trustee (the "Indenture Trustee"), which Terms Indenture incorporates certain applicable standard indenture provisions (the "Terms Indenture", together with such standard indenture provisions, the "Indenture"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferor, that:

            1. The Transferee is acquiring the Transferred Bonds for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

            2. The Transferee understands that (a) the Class of Bonds to which the Transferred Bonds belong has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Issuer, the Indenture Trustee or the Bond Registrar is obligated so to register or qualify the Class of Bonds to which the Transferred Bonds belong, and (c) no Transferred Bond may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Bond Registrar has received either: (A) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached as Exhibit D-1A to the Indenture; (B) a certificate from such Bondholder substantially in the form attached as Exhibit D-1B to the Indenture and a certificate from such Bondholder's prospective transferee substantially in the form attached either as Exhibit D-2A or as Exhibit D-2B to the Indenture; or (C) an opinion of counsel satisfactory to the Indenture Trustee with respect to the availability of such exemption from registration under the Securities Act, together with copies of the written certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

            3. The Transferee understands that it may not sell or otherwise transfer any Transferred Bond except in compliance with the provisions of
Section 9 of the Terms Indenture, which provisions it has carefully reviewed, and that each Transferred Bond will bear the following legends:

      THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12 OF THE TERMS INDENTURE REFERRED TO HEREIN.

      NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE TERMS INDENTURE REFERRED TO HEREIN.

            4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Bond, any interest in any Bond or any other similar security to any person in any manner,
(b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Bond, any interest in any Bond or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Bond, any interest in any Bond or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Bond, any interest in any Bond or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Bond, any interest in any Bond or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Bonds under the Securities Act, would render the disposition of the Transferred Bonds a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Bonds pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Bond, any interest in any Bond or any other similar security.

            5. The Transferee has been furnished with all information regarding
(a) the Company and the Issuer, (b) the Transferred Bonds and payments thereon,
(c) the Indenture and the Trust Estate, (d) the nature and performance of the [Mortgage Collateral][Pledged Mortgage-Backed Securities], and (e) all related matters, that it has requested.

            6. The Transferee is an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Bonds; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

                                          Very truly yours,


                                          ---------------------------------
                                          (Transferee)


                                          By:
                                             ------------------------------


                                          Name:
                                               ----------------------------


                                          Title:
                                                ---------------------------

                                    EXHIBIT E

                         [STANDARD INDENTURE PROVISIONS]

                                    EXHIBIT F

                    [SERVICING AND ADMINISTRATION AGREEMENT]

                                    EXHIBIT G

                       [MORTGAGE LOAN PURCHASE AGREEMENT]

                                    EXHIBIT H

                       [GENERAL ADMINISTRATION AGREEMENT]

                                    EXHIBIT I

                           [LETTER OF REPRESENTATIONS]


                                       -5-